                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      SH CAPITAL PARTNERS, L.P.

                Item                          Information

Name:                                  SH CAPITAL PARTNERS, L.P.

Address:                               950 Third Avenue, 26th Floor, New York, NY 10022

Designated Filer:                      Stone House Capital Management, LLC

Date of Event Requiring Statement      November 1, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Stone House Capital Management, LLC
                                       Its:   General Partner

                                       By:    /s/ Mark Cohen
                                              ---------------------------------
                                       Name:  Mark Cohen
                                       Title: Managing Member
                                       Date:  November 6, 2013

2.      MARK COHEN

                Item                          Information

Name:                                  MARK COHEN

Address:                               950 Third Avenue, 26th Floor, New York, NY 10022

Designated Filer:                      Stone House Capital Management, LLC

Date of Event Requiring Statement      November 1, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       /s/ Mark Cohen
                                       ----------------------------------------
                                       Date:  November 6, 2013